                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                              ____________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report
(Date of Earliest Event Reported):                       Commission File Number:
         JULY 30, 1996                                          0-21282

                              ____________________


                          SWISHER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



        NEVADA                                                  56-1541396
(State of incorporation)                                     (I.R.S. Employer
                                                          Identification Number)


                               6849 FAIRVIEW ROAD
                        CHARLOTTE, NORTH CAROLINA 28210
                                  704/364-7707
                       ---------------------------------
                        (Address of principal executive
                         offices and telephone number)

                              ____________________
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

                 On July 30, 1996, Swisher International, Inc. (the "Company") entered into and closed an Asset Purchase Agreement (the "Agreement") with Professional Carpet Systems, Inc. ("PCS") and Old Dixie Supply Company ("ODS"). PCS and ODS are Georgia-based companies owned by Joseph R. Lunsford.

                 Pursuant to the Agreement, the Company acquired from PCS and ODS substantially all of the assets (the "Assets") of an operating division of PCS known as Surface Doctor. Surface Doctor provides kitchen and bath restoration services through approximately 100 domestic franchisees and 9 foreign franchisees. The Assets consist generally of all of PCS' rights as franchisor under Surface Doctor franchise agreements, trademarks and service marks, accounts and notes receivable in the amount of $200,000 (net of estimated allowance for doubtful accounts), inventories and equipment.

                 The purchase price paid for the Assets consisted of 200,000 shares of the Company's restricted Common Stock, an Option to purchase 75,000 shares of the Company's Common Stock at an exercise price of $6.00 per share, and the assumption of approximately $82,000 in liabilities relating to the Surface Doctor business. Pursuant to the terms and conditions of certain Registration Rights Agreements entered into by the Company, PCS and ODS, the Company is obligated to promptly file a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to 70,000 shares. Commencing July 30, 1997, PCS and ODS have the right to demand that the Company register the remaining 130,000 shares of Common Stock under the Act. Registration of the Common Stock is to be completed at the Company's expense. The 200,000 shares represent approximately 10.3% of the Company's issued and outstanding Common Stock.

                 The Agreement provides that the Company's acquisition of Surface Doctor shall be effective as of July 1, 1996. As a result, all revenues and expenses generated or incurred by the Surface Doctor business subsequent to July 1, 1996 shall be attributed to the Company.

                 Surface Doctor has conducted business as a franchisor since November 1993. Surface Doctor currently has approximately 100 domestic and 9 foreign franchisees which provide kitchen and bath restoration services, particularly with respect to resurfacing appliances, counter tops and fixtures. Franchisees provide such services in designated markets to the apartment industry, hotels, other commercial customers and homeowners. Surface Doctor's revenues are derived from franchise sales, royalty fees, marketing fees and sales of supplies. Based upon its unaudited financial statements, Surface Doctor had total revenues of $837,000 and pre-tax income of $122,000 during the six months ended June 30, 1996, as compared to total revenues of $1,897,000 and pre-tax income of $228,000 for the year ended December 31, 1995.

                 The Company intends to operate Surface Doctor as a division or wholly-owned subsidiary. The Company expects to retain approximately eight PCS employees engaged in Surface Doctor operations.

                 PCS and ODS are wholly-owned by Joseph R. Lunsford. Mr. Lunsford has served as a director of the Company since May, 1996. Mr. Lunsford did not participate in any actions taken by the Company's Board of Directors with respect to the transactions described herein. There were no other affiliations between the Company, PCS or ODS.
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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

                 (a)     The financial statements of Surface Doctor required by
                         Item 7(a) of Form 8-K shall be filed as an amendment to this report as soon as practicable but in any event within 60 days of the date on which this report is due.

                 (b) The pro forma financial information concerning the Company and Surface Doctor required by Item 7(a) of Form 8-K shall be filed as an amendment to this report as soon as practicable but in any event within 60 days of the date on which this report is due.

                 (c) The following exhibit is furnished herewith in accordance with the provisions of Item 601 of Regulations S-K:

                                                                                                                 REG. S-K
EXHIBIT NO.                       DESCRIPTION                                                                    ITEM NO.
- -----------                       -----------                                                                    --------
    2.1                  Asset Purchase Agreement by and among the Company,                                         2
                         Professional Carpet Systems, Inc. and Old Dixie Supply Company, dated
                         July 31, 1996, including the Option and Registration Rights Agreements attached thereto as Exhibits 2.1(b), 3.1 and 3.2, respectively.
                         (Pursuant to Item 601(b)(2) of Regulation S-K, the remaining exhibits and schedules are listed in the Asset Purchase Agreement and will be furnished supplementally upon request by the Commission.)

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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SWISHER INTERNATIONAL, INC.



Date:  August 8, 1996                   By:  /s/ PATRICK L. SWISHER
                                           -------------------------------------
                                            Patrick L. Swisher, President





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                                 EXHIBIT INDEX

                                                                                                                 REG. S-K
EXHIBIT NO.                       DESCRIPTION                                                                    ITEM NO.
- -----------                       -----------                                                                    --------
    2.1                  Asset Purchase Agreement by and among the Company,                                         2
                         Professional Carpet Systems, Inc. and Old Dixie Supply Company, dated
                         July 31, 1996, including the Option and Registration Rights Agreements attached thereto as Exhibits 2.1(b), 3.1 and 3.2, respectively.
                         (Pursuant to Item 601(b)(2) of Regulation S-K, the remaining exhibits and schedules are listed in the Asset Purchase Agreement and will be furnished supplementally upon request by the Commission.)
